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                       CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the use in the Statement of Additional Information of the Seasons Triple Elite Variable Annuity (filed under Post Effective Amendment No. 6 under the Securities Act of 1933), which is incorporated by reference in this Registration Statement on Form N-4 for Variable Annuity Account Five of AIG SunAmerica Life Assurance Company (formerly, Anchor National Life Insurance Company) of our report dated March 29, 2004, relating to the consolidated financial statements of AIG SunAmerica Life Assurance Company and to the incorporation by reference of our report dated June 20, 2003, relating to the financial statements of Variable Annuity Account Five. We also consent to the incorporation by reference of these reports into the Seasons Triple Elite Variable Annuity Prospectus (filed under Post Effective Amendment No. 5 under the Securities Act of 1933), which is incorporated by reference this Registration Statement. We also consent to the reference to us under the heading "Independent Accountants" in such Prospectus and to the reference to us under the heading "Financial Statements" in such Statement of Additional Information.



PricewaterhouseCoopers LLP
Los Angeles, California
May 18, 2004